UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21385

Foresight Funds, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

1634 Pebble Chase Dr. Katy, TX                77450
------------------------------------------------------
(Address of principal executive offices)    (Zip code)

Michael M. Bissell 1634 Pebble Chase Dr. Katy, TX 77450
--------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 281-398-0922

Date of fiscal year end: 12/31/08

Date of reporting period: 6/30/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.



                              Foresight Value Fund

                       Finance Your Future With Foresight

                             1634 Pebble Chase Drive
                                 Katy, TX 77450


                               SEMI-ANNUAL REPORT
                                 June 30, 2008

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


Dear Fellow Shareholders:

The Fund's total return over the past six months was -16.39% as compared to a total return for the S&P 500 Index of -11.91% for the same period. At the time this letter is being written, the Dow Jones Industrial Average, the S&P 500 Index and the Nasdaq Composite Index have "officially" visited bear market territory, commonly defined as a decline of 20% below a previous high closing value, for the first time since 2003. Unfortunately, the Fund has performed significantly worse, declining 33.8%, as of June 30, 2008, from its high Net Asset Value (NAV) per share reached on June 4, 2007.

The biggest housing recession since the great depression of the 1930s has resulted in rising defaults on subprime home mortgages and securities tied to them. This has led to the "Captain Crunch" of all credit crunches as banks and other financial institutions have had to write down and reserve for losses in asset backed securities and other financial derivatives tied to home loan mortgages that they hold. Also, as a result of the recent spike in oil prices, which has been closely followed by increased costs for fuel and energy, consumer and corporate spending have been pressured. Along with oil, the costs of other commodities have also increased, narrowing the profit margins of companies that require them as raw materials in their production processes. This
"perfect storm" of a housing recession, credit crunch and rising costs for energy and other commodities has had an especially adverse impact on the financial, consumer goods and retail sectors of the economy, along with many housing-related industries. As about half the Fund's portfolio has been invested in companies in these sectors and industries during the past six months, our recent performance has been negatively impacted.

You might ask why we would invest in an economically sensitive company, if the markets for their products are deteriorating and their stock price is declining. If we believe that deteriorating market conditions are temporary and the decline in stock price is excessive, that is, it has fallen significantly below that which we believe represents a company's fair value, we will consider a purchase. Other considerations influencing a purchase decision are the financial ability of a company to withstand a prolonged slump in its market and the availability of funds for a purchase.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008

As an example, USG Corporation, a leading manufacturer of gypsum wallboard and other building products, has seen its business severely curtailed by the recent slowdown in the housing construction industry. The chart below represents the return on invested capital (ROIC) that USG has earned over the past nine years, a period which encompasses a previous U.S. economic recession in addition to the recent downturn. ROIC is one of the measures we use to estimate the value of a company, more specifically, we look at the difference between the return a company can make on its invested capital and the cost that it must pay to obtain capital for investment, through either selling stock or obtaining loans. The greater this difference, or "spread", in return on invested capital and the cost of capital, the greater the profitability of the company. As long as the spread is positive, capital investment will increase the intrinsic value of a company. For a cyclical company such as USG, whose profitability rises and falls with changes in the economy, we prefer to examine the company's average ROIC over at least one market cycle. For USG, this exercise results in an average ROIC of 10.4%, as shown in the chart below, which is greater than our estimate of their average cost of capital of 8%. For a company to maintain an ROIC, or average ROIC, greater than its cost of capital over an extended period of time will require a sustainable competitive advantage. We believe USG's ability to obtain a majority of the gypsum and paper required for wallboard manufacture from company owned gypsum quarries and paper mills provides a competitive advantage.

                      USG Return on Invested Capital (ROIC)

                                [Chart omitted]

                                 YEAR     ROIC
                                ------   ------
                                 1999     22.2%
                                 2000     14.5%
                                 2001      1.6%
                                 2002      5.6%
                                 2003      5.7%
                                 2004     12.6%
                                 2005     13.7%
                                 2006     13.9%
                                 2007      4.2%

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


Fortunately for us, many investors, particularly those with short-term investment horizons, tend to undervalue companies such as USG during periods of declining profitability, sometimes resulting in prices significantly below our estimate of their intrinsic value. Unfortunately for us, it is not possible to predict a low price for a cyclical company during a market downturn, as we discovered subsequent to our initial purchase of USG stock last year, but not only do we expect to recover losses experienced to date, but eventually realize a respectable profit as market conditions improve and USG returns to historical levels of profitability.

The graph and chart on page 4 compare the performance of the Fund with the S&P 500 Index. The graph compares the growth of a hypothetical $10,000 invested in the Fund and the S&P 500 Index from the Fund's inception date of January 15, 2004 through June 30, 2008. The chart compares total returns from January 1, 2008 through June 30, 2008 (most recent six months), for the past year, the past three years and from the Fund's inception date of January 15, 2004 through June 30, 2008. Both presentations assume that dividends and capital gain distributions are reinvested. The Fund's returns are net of expenses, whereas the S&P 500 Index returns assume no expenses are incurred by investors.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


               Comparison of the Growth of a $10,000 Investment in the
                     Foresight Value Fund and the S&P 500 Index

                                [GRAPH OMITTED]

                                  Foresight Value Fund    S&P 500 Index
                                  --------------------    -------------

     01/15/04 Inception Date            $10,000              $10,000
     06/30/04                           $10,800              $10,174
     12/31/04                           $11,794              $10,906
     06/30/05                           $11,828              $10,817
     12/31/05                           $11,528              $11,441
     06/30/06                           $12,020              $11,751
     12/31/06                           $13,352              $13,248
     06/30/07                           $14,604              $14,170
     12/31/07                           $11,895              $13,976
     06/30/08                           $ 9,946              $12,311



                      Total Returns (Dividends Reinvested)
                          Periods Ended June 30, 2008

                        Most Recent     1 Year     3 Years     Since Inception
                        Six Months                           (January 15, 2004)
                        -----------     ------     -------   ------------------

Foresight Value Fund     -16.39%       -31.89%     -5.82%          -0.12%

S&P 500 Index            -11.91%       -13.12%      4.32%           4.77%


Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. "Most Recent Six Months" figures are not annualized. Other total returns are average annual returns.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


During the past six months we added six new companies to our portfolio and liquidated our holdings in five companies. The new additions to the portfolio were Allied Irish Banks, American Eagle Outfitters, Mohawk Industries, NovaGold Resources, WellPoint and Whirlpool Corporation. We also added to our positions in General Motors and MBIA at what we believed to be attractive prices.

Allied Irish Banks is the largest Irish-based banking group. They are a well capitalized bank providing retail and commercial banking services in Ireland, the United Kingdom, Poland and the United States, primarily through their 24% ownership interest in M&T Bank of Buffalo, NY. American Eagle Outfitters is a leading clothing retailer targeting the 15 to 25 year old age group. They currently operate 943 North American stores. Mohawk Industries is the leading producer and distributor of flooring worldwide. They produce and sell floor covering products including carpets, hardwoods, ceramics and laminates to commercial and residential customers. NovaGold Resources engages in the exploration and development of gold and copper properties in Alaska and British Columbia. The Company has one of the largest resource bases in the world relative to its peers, located entirely in North America. We first purchased WellPoint back in February of 2004 when it was known as Anthem. They have the leading managed healthcare plan in the United States, operating in many areas under the Blue Cross or Blue Cross Blue Shield brands. Whirlpool Corporation is the world's leading manufacturer and marketer of major home appliances. The company sells products under the Whirlpool, Maytag, KitchenAid, Jenn-Air, Amana and other major brand names.

The five positions eliminated from the portfolio were Canadian Natural Resources, Harley-Davidson, Intel, Liberty Media and Pioneer Natural Resources. We also reduced our holdings in Chesapeake Energy, JAKKS Pacific, Sears Holding and USG. All positions were sold in order to free up funds to purchase other companies that were believed to be more undervalued, for tax purposes or to rebalance the portfolio by reducing concentrations in certain sectors.

Our top performing investments over the past six months were Chesapeake Energy, SLM Corporation, Canadian Natural Resources and Liberty Media. Chesapeake Energy and Canadian Natural Resources benefited from the improved pricing for crude oil and natural gas over the past six months.

SLM Corporation, a leading provider of student loans, was purchased early in the year at a price significantly below what we believed to be its intrinsic value. We sold our position several months later for a short-term profit in order to free-up funds for what we believed to be more attractive investments.

We liquidated our position in Liberty Media following their split into two tracking stocks, Liberty Media Holding and Liberty Media Entertainment. Again, the sale was made in order to fund what we believed to be more attractive investments.

Many of our holdings have suffered significant paper losses the past six months as markets have continued to react negatively to the ongoing credit crunch, subprime mortgage and housing market problems. In addition, consumer spending has decreased due to higher energy costs and recession fears. Our poorest performers for the past six months were MBIA, Legg Mason, Sun Microsystems, Sears Holdings, General Motors and Sprint Nextel. MBIA has been negatively impacted by the ongoing housing and mortgage market problems. We continue to believe the market is severely underestimating their true net worth, ascribing considerably higher losses to the portfolio of structured finance products that they insure than we believe will eventually transpire. Legg Mason recently made capital injections to support a subsidiary's money market fund. Also, some of their affiliated funds have performed poorly in the current challenging investment environment, resulting in withdrawal of some assets under their management. Sun Microsystems, Sears Holdings and General Motors have all seen decreasing demand for their products due to decreased consumer and business spending. We believe this disruption to their businesses will prove to be temporary. Sprint continues to be challenged by high churn rates and loss of subscribers to their competitors.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008

As we noted in our last letter, our concentrated portfolio can have larger fluctuations than a broad based index on both the downside and the upside. If we assume our portfolio of stocks and the S&P 500 Index as of June 30, 2008, returned to their highs experienced over the past 12 months, this would represent an increase in market value of about 116% for the Fund's holdings as

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


compared to 23% for the S&P 500. Again we caution investors that this is unlikely to happen, as even if we kept the same portfolio of stocks and they all eventually returned to their 12 month highs, one would not expect them to do so concurrently, and some may never return to their highs! Investors should not expect these returns from the Fund or the S&P 500 Index, as they are purely hypothetical and are only meant to demonstrate relative volatility.

We have no idea whether markets have experienced a "bottom", but we do know they have continued to be highly volatile. Although recent Federal interventions were intended to aid failing financial institutions, we are concerned that there will be lasting negative impacts to our economy from the increased deficits required to finance these "bail outs". We are also troubled by the government's left turn from a somewhat laissez-faire policy toward the finance industry to a more onerous regulatory environment. Lessons are best learned from failure; mitigating the consequences of mistaken judgment or risky behavior is more likely to result in the moral hazard of continued faulty reasoning and encouraging further risky behavior.

As always, if you have any questions or comments concerning the Fund, our strategies, our portfolio of securities and the financial results presented, or to obtain a current prospectus, please do not hesitate to give us a call at 1-877-FSV-FUND or visit our website at www.foresightfunds.com.



Sincerely yours,




Michael M. Bissell, CFA
President
Foresight Funds, Inc.

August 15, 2008

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                    Portfolio Holdings by Industry Sector
               Percent of Total Investments as of June 30, 2008

                       Basic Materials .......... 12.60%
                       Conglomerates ............  0.00%
                       Consumer Goods ........... 11.17%
                       Financial ................ 16.94%
                       Healthcare ...............  4.39%
                       Industrial Goods ......... 13.27%
                       Services ................. 14.48%
                       Technology ............... 25.99%
                       Utilities ................  0.00%
                       Cash and Other Assets ....  1.17%

Expense Example

As a shareholder in the Fund, you will incur ongoing costs, including management fees, transaction costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2008 through June 30, 2008.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008
Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance
(5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, which, although they do not apply to our no-load Fund, may apply to other funds. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	                        Beginning        Ending       Expenses
                                 Account         Account        Paid
                                  Value           Value        During
                                 1/1/2008       6/30/2008      Period*
                                ---------      ----------     --------

Actual	                        $1,000.00	  $836.13       $5.70

Hypothetical
(5% return before expenses)	$1,000.00	$1,018.20	$6.28

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                            Schedule of Investments
                           June 30, 2008 (Unaudited)


                                                      SHARES        MARKET VALUE
                                                      ------        ------------
COMMON STOCKS - 98.83%

     APPAREL STORES - 2.69%

     American Eagle Outfitters Inc. .................   1500           $  20,445
                                                                       ---------

     APPLIANCES - 4.878%

     Whirlpool Corp. ................................    600           $  37,038
                                                                       ---------
     AUTO MANUFACTURERS (MAJOR) - 2.27%

     General Motors Corp. ...........................   1500           $  17,250
                                                                       ---------

     BUILDING MATERIALS (GENERAL) -  4.67%

     USG Corporation * ..............................   1200           $  35,484
                                                                       ---------

     CATALOG & MAIL ORDER SERVICES -  5.03%

     eBay Inc. * ....................................   1400           $  38,262
                                                                       ---------

     CEMENT - 4.38%

     Cemex SAB de CV ADR ** .........................   1347           $  33,275
                                                                       ---------

     COMMUNICATION SERVICES - 11.65%

     Level 3 Communications, Inc. * .................  30000           $  88,500
                                                                       ---------

     COMPUTER SYSTEMS (DIVERSIFIED) - 2.58%

     Sun Microsystems Inc. * ........................   1800           $  19,584
                                                                       ---------

     CREDIT SERVICES - 8.00%

     Discover Financial Services ....................   2000           $  26,340

     Moody's Corp. ..................................   1000              34,440
                                                                       ---------
                                                                       $  60,780
                                                                       ---------
     DEPARTMENT STORES - 3.88%

     Sears Holding Corporation * ....................    400           $  29,464
                                                                       ---------

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                                                      SHARES        MARKET VALUE
                                                      ------        ------------

     GOLD - 3.92%

     NovaGold Resources Inc. * ** ...................   4000           $  29,800
                                                                       ---------

     HEALTHCARE PLANS - 4.39%

     WellPoint Inc. * ...............................    700           $  33,362
                                                                       ---------

     INVESTMENT BROKERAGE (REGIONAL) - 2.87%

     Legg Mason Inc. ................................    500           $  21,875
                                                                       ---------

     INSURANCE (SURETY & TITLE) - 2.02%

     MBIA Inc. * ....................................   3500           $  15,365
                                                                       ---------

     MONEY CENTER BANKS (FOREIGN)

     Allied Irish Banks plc ** ......................   1000           $  30,790
                                                                       ---------

     OIL & GAS (INDEPENDENT) - 8.68%

     Chesapeake Energy Corp. ........................   1000           $  65,960
                                                                       ---------

     PERSONAL COMPUTERS - 8.64%

     Dell, Inc. * ...................................   3000           $  65,640
                                                                       ---------

     RETAIL (SPECIALTY - OTHER) - 2.88%

     Office Depot, Inc. * ...........................   2000           $  21,880
                                                                       ---------

     TEXTILE (INDUSTRIAL) - 4.22%

     Mohawk Industries Inc. * .......................    500           $  32,050
                                                                       ---------

     TOYS & GAMES - 4.03%

     JAKKS Pacific, Inc. * ..........................   1400           $  30,590
                                                                       ---------

     WIRELESS COMMUNICATIONS - 3.13%

     Sprint Nextel Corp. * ..........................   2500           $  23,750
                                                                       ---------

     TOTAL COMMON STOCKS (Cost $973,411) ............................  $ 751,054
                                                                       ---------

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008



                                                      SHARES        MARKET VALUE
                                                      ------        ------------

CASH EQUIVALENTS -  0.28%


     MONEY MARKET FUNDS

     Prime Obligation Fund ISS (2.26% Yield) ........  2,122           $   2,122
                                                                       ---------
     TOTAL CASH EQUIVALENTS (Cost $2,122) ...........................  $   2,122
                                                                       ---------

TOTAL INVESTMENTS (Cost $975,533) -  99.11% .........................  $ 753,176
                                                                       ---------

CASH AND OTHER ASSETS NET OF LIABILITIES - 0.89% ....................  $   6,771
                                                                       ---------

NET ASSETS -  100.00% ...............................................  $ 759,947
                                                                       =========

*    Non-income producing security
**   Cemex SAB de CV is domiciled in Mexico
     NovaGold Resources is domiciled in Canada
     Allied Irish Banks is domiciled in Ireland


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                      Statement of Assets and Liabilities
                           June 30, 2008 (Unaudited)

ASSETS

     Investments, at Market Value (Cost - $973,533) ................ $  753,176
     Investments Sold Receivables ..................................    101,246
     Cash ..........................................................      7,281
     Dividends Receivable ..........................................        320
     Receivable Due from Adviser ...................................        631
     Other Assets ..................................................        379
                                                                     ----------
     Total Assets .................................................. $  863,033
                                                                     ----------

LIABILITIES

     Payables for Securities Purchased ............................. $   99,769
     Accrued Investment Advisory Fee ...............................        714
     Other Payables and Accrued Expenses ...........................      2,603
                                                                     ----------
     Total Liabilities ............................................. $  103,086
                                                                     ----------

NET ASSETS

     Capital (Par value and paid in surplus) ....................... $  978,940
     Undistributed Net Investment income ...........................       (961)
     Undistributed Realized Gain on Investments ....................      4,326
     Net Unrealized Depreciation on Investments ....................   (222,358)
                                                                     ----------
     Net Assets .................................................... $  759,947
                                                                     ==========
     Shares of Beneficial Interest Outstanding .....................     96,745
                                                                     ----------
     Net Asset Value Per Share ..................................... $     7.86
                                                                     ==========



The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                            Statement of Operations
                January 1, 2008 through June 30, 2008 (Unaudited)


INVESTMENT INCOME

     INCOME

     Dividends ...................................................... $   4,295
     Interest .......................................................        54
                                                                      ---------
     Total Income ................................................... $   4,349
                                                                      ---------
     EXPENSES

     Investment Advisory Fees (Note 3)............................... $   4,229
     Custodian Fees and Expenses ....................................     1,737
     Audit and Accounting Fees ......................................     4,860
     Directors' Fees and Expenses ...................................         0
     Other Fees and Expenses ........................................     1,120
                                                                      ---------
     Total Expenses ................................................. $  11,946
     Less Expenses Reimbursed by Adviser (Note 3)....................    (6,636)
                                                                      ---------
     Net Expenses ................................................... $   5,310
                                                                      ---------
     Net Investment Income/(Loss) ................................... $    (961)
                                                                      ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

     Realized Gain/(Loss) on Investments ............................ $   4,326
     Change in Unrealized Depreciation on Investments ...............  (153,312)
                                                                      ---------
     Net Realized and Unrealized Gain/(Loss) on Investments ......... $(148,986)
                                                                      ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................... $(149,947)
                                                                      =========


The accompanying notes are an integral part of the financial statements.

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008




                       Statement of Changes in Net Assets
                January 1, 2008 through June 30, 2008 (Unaudited)


                                                          6 Months      Year
                                                            Ended       Ended
                                                          6/30/2008     2007
                                                          ---------   ---------
CHANGE IN NET ASSETS

     FROM OPERATIONS

     Net Investment Income/(Loss)  ..................... $     (961)  $     (54)
     Net Realized Gain/(Loss) on Investments ...........     43,026     113,303
     Net Increase/(Decrease) in Unrealized
     Appreciation on Investments .......................   (153,312)   (228,719)
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Operations ................................... $ (149,947)  $(115,470)
                                                         ----------   ---------
     FROM DISTRIBUTIONS TO SHAREHOLDERS

     Net Investment Income ............................. $        0   $       0
     Net Realized Gains ................................          0    (113,331)
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Distributions ................................ $        0   $(113,331)
                                                         ----------   ---------
     FROM CAPITAL SHARE TRANSACTIONS

     Proceeds from Sale of Shares ...................... $        0   $  77,000
     Shares Issued in Reinvestment of Dividends ........          0     113,331
     Cost of Shares Redeemed ...........................    (20,000)          0
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Share Transactions ........................... $  (20,000)  $ 190,331
                                                         ----------   ---------

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                                                          6 Months      Year
                                                            Ended       Ended
                                                          6/30/2008     2007
                                                          ---------   ---------

NET ASSETS

     Total Increase/(Decrease) in Net Assets ........... $ (169,947)  $ (38,470)
     Net Assets at Beginning of Period .................    929,894     968,364
                                                         ----------   ---------
     Net Assets at End of Period ....................... $  759,947   $ 929,894
                                                         ==========   =========

SHARES TRANSACTIONS

     Issued .............................................         0       6,283
     Reinvested .........................................         0      12,063
     Redeemed ...........................................    (2,237)          0
                                                          ---------   ---------
     Net Increase/(Decrease) in Shares ..................    (2,237)     18,346
     Shares Outstanding at Beginning of Period ..........    98,982      80,636
                                                          ---------   ---------
     Shares Outstanding at End of Period ................    96,745      98,982
                                                          =========   =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                              Financial Highlights
                    For a Share Outstanding During Each Period
                        (period ended 6/30/2008 unaudited)



                                                                    6 Months                     Year Ended
                                                                      Ended
                                                                    6/30/2008     2007        2006        2005        2004(a)
                                                                    ---------   ---------   ---------   ---------   ---------

     Net Asset Value at Beginning of Period ....................... $    9.39   $   12.01   $   10.89   $   11.79   $   10.00
                                                                    ---------   ---------   ---------   ---------   ---------
     INCOME FROM INVESTMENT OPERATIONS

     Net Investment Income/(Loss) ................................. $    0.00   $    0.00   $    0.03   $    0.08   $   (0.01)
     Net Realized and Unrealized Gain/(Loss) on Investments .......     (1.53)      (1.32)       1.70       (0.34)       1.80
                                                                    ---------   ---------   ---------   ---------
     Total from Investment Operations ............................. $   (1.53)      (1.32)  $    1.73   $   (0.26)  $    1.79
                                                                    ---------   ---------   ---------   ---------   ---------
     LESS DISTRIBUTIONS TO SHAREHOLDERS

     From Net Investment Income ................................... $    0.00   $    0.00   $    0.03   $    0.08   $    0.00
     From Net Realized Gain .......................................      0.00        1.30        0.58        0.56        0.00
                                                                    ---------   ---------   ---------   ---------   ---------
     Total Distributions to Shareholders .......................... $    0.00   $    1.30   $    0.61   $    0.64   $    0.00
                                                                    ---------   ---------   ---------   ---------   ---------

     Net Asset Value at End of Period ............................. $    7.86   $    9.39   $   12.01   $   10.89   $   11.79
                                                                    =========   =========   =========   =========   =========

     Total Returns (b).............................................    (16.39)%    (10.91)%     15.83%      (2.26)%     17.94%


                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


                              Financial Highlights
                    For a Share Outstanding During Each Period
                        (period ended 6/30/2008 unaudited)


                                                                    6 Months                     Year Ended
                                                                      Ended
                                                                    6/30/2008     2007        2006        2005        2004(a)
                                                                    ---------   ---------   ---------   ---------   ---------


RATIOS AND SUPPLEMENTAL DATA

     Net Assets at End of Period ($1000s) ......................... $     760   $     930   $     968   $     781   $     940

     RATIOS TO AVERAGE NET ASSETS

     Expenses .....................................................  1.25%(c)       1.25%    1.25%       1.25%       1.25%
     Expenses before reimbursement ................................  2.83%(c)       1.80%    1.79%       1.90%       2.38%
     Net Investment Income/(Loss) ................................. (0.00%)(c)     (0.01%)   0.24%       0.62%      (0.13%)
     Net Investment Income/(Loss) before reimbursement .. ......... (1.80%)(c)     (0.56%)  (0.29%)     (0.03%)     (1.26%)
     Portfolio Turnover Rate ......................................  87.0%(c)       78.3%    55.2%       50.9%       56.0%


(a) The Fund commenced operations on January 15, 2004
(b) Not annualized
(c) Annualized

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008

Notes to Financial Statements
June 30, 2008

1.  Organization

Foresight Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board") to issue 100,000,000 shares of common stock at $.0001 par value per share. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with respect to such series. A single series of shares comprising the Foresight Value Fund
(the "Fund"), has been authorized. The Fund's investment objective is to provide long-term capital appreciation by primarily investing in equities. Foresight Asset Management, LLC (the "Adviser") serves as investment adviser to the Fund.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Readily marketable securities listed on the New York Stock Exchange are valued at their last sales price of the day for which the value is being determined. If there has been no sale of a security on such day, the security is valued at the mean of the closing bid and asked prices. Readily marketable securities listed on other national securities exchanges are valued in a similar manner. If market quotations are not readily available for an asset, the Fund's Board will value such assets at a fair value determined in good faith.

Federal Income Taxes

There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains.

Accounting for Investments

Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis. Interest income is recorded on an accrual basis or monthly as paid.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions

Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

New Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund has adopted SFAS No. 157 as of the fiscal year beginning January 1, 2008. Adoption of SFAS No. 157 has made no material impact on the Fund's financial statements.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008

FAS 157 - Summary of Fair Value Exposure at June 30, 2008

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1:  Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of June 30, 2008, in valuing the Fund's investments carried at fair value:

Description          Level 1        Level 2        Level 3        Total
-----------          -------        -------        -------        -----

Securities	     $753,176       $0             $0             $753,176

Total                $753,176       $0             $0             $753,176

3. Related Party Transactions

The Fund retains Foresight Asset Management, LLC as its investment adviser. The Adviser provides the Fund with investment advice and transfer agent, accounting and administrative services.

Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser receives an annualized management fee equal to 1% of the Fund's average daily net asset value, computed daily. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Agreement, the Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year, exceed the sum of 1.25% of the average daily net asset values of the Fund during such year. Expense reimbursement agreements between the Fund and the Adviser may only be changed with

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


Board of Directors approval and there are no plans to change this arrangement. The expenses incurred by the Fund exceeded the percentage limitation during the period from January 1, 2008 through June 30, 2008 and the Adviser reimbursed the Fund $6,636.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the 1940 Act. As of June 30, 2008, Michael M. Bissell and Hilda M. Bissell, joint tenants in common, held 63.17% of the outstanding Fund shares and Michael M. Bissell, as custodian for his daughters, held an additional 24.48% of the outstanding Fund shares.

No remuneration was paid to Fund officers or to Fund directors during the period from January 1, 2008 through June 30, 2008.

4.  Investments

For the period from January 1, 2008 through June 30, 2008, purchases and sales of investment securities, other than short-term investments, aggregated $367,070 and $387,321, respectively. The gross unrealized appreciation for all securities totaled $38,593 and the gross unrealized depreciation for all securities totaled ($260,951) for a net unrealized depreciation of ($222,358). The aggregate cost of securities for federal income tax purposes as of June 30, 2008 was $973,411.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


5. Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent; such amounts are reclassified within the capital accounts based on federal income tax regulations. The tax character of distributions paid during 2006 and 2007 were as follows:

Distributions paid from:                 2007                   2006
                                       ---------              ---------
Ordinary income	                       $       0              $   2,172
Long-term capital gains                  113,331                 44,306
                                       ---------              ---------
Total distributions                    $ 113,331              $  46,478

As of June 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income   $     (961)
Undistributed long-term gain         4,326
Unrealized depreciation           (222,358)
                                -----------
                                $ (218,993)

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


Foresight Fund's Officers and Directors

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, free of charge, by calling our toll-free number 1-877-FSV-FUND (378-3863) to request a copy.

Name and Age: Michael M. Bissell, Age 55
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held: Chairman of the Board of Directors, President and Treasurer Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: President and Treasurer of Foresight Funds, Inc.; President of Foresight Asset Management, LLC; Engineering Supervisor, Bechtel, Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

Name and Age:  Hilda M. Bissell, Age 52
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held:  Secretary and Chief Compliance Officer
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Secretary of Foresight Funds, Inc.; Family Practice Physician

Name and Age:  Herbert R. Leita, Age 56
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years:  Project Engineer, Bechtel,
Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


Name and Age:  Rebecca L. Leita, Age 54
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Owner, All Occasion Gift Basket and Flowers
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

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                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


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                               Semi-Annual Report
                                 June 30, 2008


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                               Semi-Annual Report
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                                      28

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008

Quarterly Portfolio Holdings Report

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-877-FSV-FUND (378-3863) or on the SEC's website at http://www.sec.gov.

                              Foresight Value Fund
                               Semi-Annual Report
                                 June 30, 2008


Directors and Principal Officers

Michael M. Bissell, Chairman, President, and Treasurer
Hilda M. Bissell, Secretary and Chief Compliance Officer
Herbert R. Leita, Director
Rebecca L. Leita, Director


Investment Advisor

Foresight Asset Management, LLC
1634 Pebble Chase Dr.
Katy, TX 77450


Independent Accountants

McElravy, Kinchen & Associates, P.C.
13831 Northwest Freeway, Suite 300
Houston, TX 77040


Custodian

Mission Management & Trust Co.
3567 E. Sunrise Drive, Suite 235
Tucson, AZ 85718


This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not Applicable.

Item 4. Principal Accountant Fees and Services. Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 10. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of August 15, 2008 [within 90 days of filing date of this Form N-CSR], the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes - Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b)  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes - Oxley Act of 2002 is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Foresight Funds, Inc.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  8/29/08


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  8/29/08


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, Treasurer

Date:  8/29/08